UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

SECURE AMERICA ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	6770	26-0188408
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 North Glebe Road, Suite 550
Arlington, VA 22201
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (703) 528-7073

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On October 29, 2007, Secure America Acquisition Corporation (the “Company”) consummated the initial public offering (the “IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one share of the Company's common stock, par value $0.0001 per share (the “Common Stock”), and one warrant to purchase one share of Common Stock (the “Warrant”) at an exercise price of $5.25. The Units were sold at an offering price of $8.00 per Unit. The Units are traded on the American Stock Exchange under the symbol “HLD.U.”

Immediately prior to the consummation of the IPO, the Company completed a private placement with Secure America Acquisition Holdings, LLC, an entity controlled by two of the Company’s independent directors, Messrs. S. Kent Rockwell and Phillip McNeill, of 2,075,000 founder warrants at a purchase price of $1.00 per warrant. The warrants sold in the private placement were identical to the warrants included in the Units, except that: (i) the founder warrants are not subject to redemption so long as they are held by Secure America Acquisition Holdings, LLC or one of its existing members, (ii) the founder warrants may be exercised on a cashless basis while the warrants included in the Units cannot be exercised on a cashless basis, (iii) upon an exercise of the founder warrants, the holders of the founder warrants will receive unregistered shares of the Company’s Common Stock, and (iv) subject to certain limited exceptions, the founder warrants are not transferable until they are released from escrow, which would only be after the consummation of the Company’s initial business combination. The IPO and the private placement of the founder warrants generated gross proceeds of $82,075,000. Of this amount, $79,200,000 is being held in trust, including deferred underwriting discounts.

Audited financial statements as of October 29, 2007 reflecting receipt of the proceeds upon consummation of the IPO and the private placement have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on October 29, 2007, the Company issued a press release announcing the transactions described above. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

99.1	Audited Financial Statements
99.2	Press Release dated October 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE AMERICA ACQUISITION CORPORATION

/s/ C. Thomas McMillen
C. Thomas McMillen Chairman and Co-Chief Executive Officer

Dated: November 2, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Audited Financial Statements
99.2	Press Release dated October 29, 2007